SECURITIES AND EXCHANGE COMMISSION

                             WASHINGTON, D.C. 20549

                                    FORM 8-K


                                 CURRENT REPORT
                     Pursuant to Section 13 or 15(d) of the
                        Securities Exchange Act of 1934


               Date of Report (Date of earliest event reported):
                                December 6, 1999


                     KANSAS CITY SOUTHERN INDUSTRIES, INC.
              (Exact name of company as specified in its charter)


            DELAWARE                      1-4717               44-0663509
  (State or other jurisdiction      (Commission file         (IRS Employer
        of incorporation)                number)         Identification Number)


              114 West 11th Street, Kansas City, Missouri 64105
             (Address of principal executive offices) (Zip Code)


               Company's telephone number, including area code:
                               (816) 983 - 1303


                                Not Applicable
         (Former name or former address if changed since last report)








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Item 5.          Other Events

On December 6, 1999, Kansas City Southern Industries, Inc. ("KCSI" or "Company") announced that it commenced cash tender offers and consent solicitations for the Company's outstanding $400 million in Notes and Debentures.

On December 20, 1999, KCSI announced that as of 5:00 p.m., New York City Time on Friday, December 17, 1999, the Company had received tenders and the requisite consents from the holders of more than a majority of the outstanding aggregate principal amount of each series of its Notes and Debentures.


Item 7.          Financial Statements and Exhibits

(c)              Exhibits

                 Exhibit No.        Document
                 (99)               Additional Exhibits

                 99.1               Press Release issued by Kansas City Southern
                                    Industries, Inc. dated December 6,   1999
                                    entitled, "Kansas City Southern Industries
                                    Announces $400 Million Debt Tender and
                                    Consent Solicitation Offer", is attached hereto as Exhibit 99.1


                 99.2 Press Release issued by Kansas City Southern Industries, Inc. dated December 20, 1999 entitled, "Kansas City Southern Industries, Inc. Announces Successful Consent Solicitation", is attached hereto as Exhibit 99.2



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SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the Company has duly caused this Report to be signed on its behalf by the undersigned hereunto duly authorized.


                                      Kansas City Southern Industries, Inc.


Date: December 21, 1999          By:         /s/  Louis G. Van Horn
                                    -------------------------------------------
                                                Louis G. Van Horn
                                         Vice President and Comptroller
                                         (Principal Accounting Officer)